Exhibit 99.1

Climate Change crisis real impact i acquisition corporation ANNOUNCES TRANSFER OF LISTING TO NASDAQ IN CONNECTION WITH ITS PROPOSED BUSINESS COMBINATION WITH evgo

New York, NY – June 18, 2021 /PRNewswire/– Climate Change Crisis Real Impact I Acquisition Corporation (NYSE: CLII) (“CLII”) announced today that it intends to voluntarily transfer the listing of its shares of Class A common stock, $0.0001 par value per share (“Class A common stock”) and its warrants to The Nasdaq Global Select Market (“Nasdaq”) from the New York Stock Exchange (the “NYSE”) following the completion of its previously announced business combination (the “business combination”) with EVgo Services, LLC, (“EVgo”), which is expected to close on or around July 1, 2021, pending approval by stockholders of CLII at its special meeting for stockholders on June 29, 2021. In connection with the closing of the business combination, CLII will change its corporate name to “EVgo Inc.” CLII expects its Class A common stock and warrants to commence trading on Nasdaq the day after the closing of the business combination under the symbols “EVGO” and “EVGOW,” respectively. The Class A common stock and warrants will continue to trade on the NYSE until the transfer to Nasdaq is complete.

The decision to list on Nasdaq was made in connection with the business combination and enables the post-combination company to be listed alongside similar companies that are also listed on Nasdaq. At the closing of the business combination, CLII will also delist its units, Class A common stock and warrants from the NYSE. The Nasdaq listing of the Class A common stock and warrants and the NYSE delisting of the units are subject to the closing of the business combination and the fulfillment of all Nasdaq listing requirements.

About EVgo

EVgo is the nation’s largest public fast charging network for electric vehicles, and the first to be powered by 100% renewable energy. With more than 800 fast charging locations, EVgo’s charging network serves over 65 metropolitan areas across 34 states, owns and operates the most public fast charging locations in the US. and serves more than 250,000 customers. Founded in 2010, EVgo leads the way on transportation electrification, partnering with automakers; fleet and rideshare operators; retail hosts such as hotels, shopping centers, gas stations and parking lot operators; and other stakeholders to deploy advanced charging technology to expand network availability and make it easier for drivers across the U.S. to enjoy the benefits of driving an EV. As a charging technology first mover, EVgo works closely with business and government leaders to accelerate the ubiquitous adoption of EVs by providing a reliable and convenient charging experience close to where drivers live, work and play, whether for a daily commute or a commercial fleet. EVgo’s parent company is LS Power, a New York-headquartered development, investment and operating company focused on leading edge solutions for the North American power and energy infrastructure sector. On January 22, 2021, EVgo announced that it entered into a definitive business combination agreement with CLII (NYSE: CLII). For more information visit evgo.com and lspower.com.

About LS Power

LS Power is a development, investment and operating company focused on the North American power and energy infrastructure sector. Since its inception in 1990, LS Power has developed, constructed, managed or acquired more than 45,000 MW of power generation, including utility-scale solar, wind, hydro, natural gas-fired and battery energy storage projects, and has developed more than 660 miles of high voltage electric transmission. Additionally, LS Power actively invests in businesses focused on renewable energy and renewable fuels, as well as distributed energy resource platforms, such as CPower Energy Management, Endurant Energy and EVgo. Across its efforts, LS Power has raised in excess of $47 billion in debt and equity capital to support North American infrastructure. For more information, please visit www.lspower.com.

About CLII

CLII is a special-purpose acquisition company (“SPAC”) formed to identify and acquire a scalable company making significant contributions to the fight against the climate crisis. CLII is co-sponsored by private funds affiliated with Pacific Investment Management Company LLC (“PIMCO”), which has more than $640 billion in sustainability investments across its portfolios. CLII is led by a seasoned operations and leadership team that has decades of experience at the intersection of climate change and capitalism, and includes veterans from NRG, Credit Suisse, General Electric and Green Mountain Power. For more information, please visit www.climaterealimpactsolutions.com/.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination between EVgo and CLII and related transactions (the “Proposed Transactions”), CLII has filed its definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the SEC, which was distributed to holders of CLII’s common stock in connection with CLII’s solicitation of proxies for the vote by CLII’s stockholders with respect to the Proposed Transactions and other matters as described in the Proxy Statement. Investors and security holders and other interested parties are urged to read the Proxy Statement, and any amendments thereto and any other documents filed with the SEC carefully and in their entirety because they contain important information about CLII, EVgo and the Proposed Transactions. Investors and security holders may obtain free copies of the Proxy Statement and other documents filed with the SEC by CLII through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Climate Change Crisis Real Impact I Acquisition Corporation, 300 Carnegie Center, Suite 150, Princeton, New Jersey 08540. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

CLII and EVgo and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Proposed Transactions. Information about the directors and executive officers of CLII and EVgo is set forth in the Proxy Statement. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Forward Looking Statements

Certain statements in this press release that are not historical facts may constitute forward-looking statements are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, regarding CLII’s proposed business combination with EVgo, CLII’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of CLII and EVgo and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CLII or EVgo. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the stockholders of CLII or EVgo is not obtained; failure to realize the anticipated benefits of business combination; risk relating to the uncertainty of the projected financial information with respect to EVgo; the amount of redemption requests made by CLII’s stockholders; the overall level of consumer demand for EVgo’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of EVgo’s customers; EVgo’s ability to implement its business strategy; changes in governmental regulation, EVgo’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to EVgo’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; stability of EVgo’s suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 pandemic; the impact that global climate change trends may have on EVgo and its suppliers and customers; EVgo’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, CLII’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. More information on potential factors that could affect CLII’s or EVgo’s financial results is included from time to time in CLII’s public reports filed with the SEC, as well as the Proxy Statement that CLII has filed with the SEC in connection with CLII’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or CLII’s or EVgo’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CLII nor EVgo presently know, or that CLII and EVgo currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect CLII’s and EVgo’s expectations, plans or forecasts of future events and views as of the date of this press release. CLII and EVgo anticipate that subsequent events and developments will cause their assessments to change. However, while CLII and EVgo may elect to update these forward-looking statements at some point in the future, CLII and EVgo specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing CLII’s or EVgo’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

Contacts

CLII

For Investors:

Daniel Gross

dan.gross@climaterealimpactsolutions.com

For Media:

Isaac Steinmetz

Director of Media Relations

cris@antennagroup.com

646-883-3655

EVgo

For Investors:

EVgoIR@icrinc.com

For Media:

EVgoPR@icrinc.com

LS Power

Steven Arabia

Director, Government Affairs & Media Relations

sarabia@lspower.com

609-212-3857